BATTERY PARK HIGH YIELD FUND
FUND PERFORMANCE

We believe diversification, intensive credit research and proactive management are key to achieving consistent long-term total returns.

Battery Park High Yield Fund's (the Fund) objective has been to provide shareholders with high total return consisting of current income and capital appreciation. The Fund sought to achieve its objective by investing principally in fixed income securities of U.S. companies that were rated in the lower rating categories of the established rating services or were unrated securities of comparable quality.

Market Environment
The past six months have been volatile for the U.S. High Yield market. After posting slightly negative returns for the quarter ending June 30, the U.S. High Yield Market performed well through the summer. In July, lower new issuance and modest mutual fund inflows combined to create a positive technical environment as managers were able to put cash to work and absorb the large amount of new issuance experienced in June. The strong performance continued through August. The month began with a flurry of new issues. This, coupled with strong high yield mutual fund inflows, added momentum to the market. Throughout the period, defensive sectors such as Healthcare and Homebuilding outperformed while sectors with negative trends, poor liquidity and limited access to the financial markets underperformed. September was obviously a very difficult month for the high yield market. Slightly negative through the first week of the month, the market traded off hard after the attacks on September 11. Uncertainty regarding the domestic economy and any US response became themes in the market, as every sector produced negative returns for the month. Industries that suffered the most after the attacks included Building and Development, Aerospace and Gaming/Lodging. Relatively sheltered sectors included companies that serve "essential" consumer needs, areas such as Food and Drug Retail and Food Products, while Cable and Wireless Telecommunications also remained relatively strong. The market began to recover in October and rallied into November. High Yield Mutual Fund inflows returned to the market, and demand from CBO's created a strong technical environment. Many sectors have reached levels equal to or greater than those prior to September 11.

In the face of the weakening economy, the FOMC has continued its easing policy with three additional rate cuts since the attacks bringing the Fed Funds rate to 2.00%, its lowest level in 40 years. We anticipate further rate cuts in the coming months.

Portfolio Highlights
Certain industries positively affected the Fund's performance. These included the Healthcare, Home Furnishings and Retailing industries. Other industries had mixed or negative impacts on performance. These include the Cable Television, Technology, and Wireline Telecommunications industries. Our investments in the Wireline Telecommunications sector negatively impacted performance on an absolute basis while positively impacting performance relative to our benchmarks. Here we discuss some issues driving performance within these sectors.

The Healthcare sector performed very well over the last twelve months as the government fixed Medicare reimbursement and commercial payors increased the premium to healthcare service providers. Healthy fundamentals and sector rotation into non-cyclical sectors helped many of the sub-sectors and issuers in the healthcare industries. The Hospital segment was the brightest sector as past restructuring and investment started to bear fruit and many of the hospital operators enjoyed healthy admission growth, pricing, and margin. The Long Term Care sector has turned around although issues such as increased liability costs remain. Drug distributors and Pharmacy Benefit Mangers benefited from the increased utilization of drugs and the trend toward generic drugs. Other miscellaneous sub-sectors such as equipment manufacturers and many outsourcing businesses also benefited from the overall strength of the industry.

The Fund's one name in the Home Furnishings sector also performed well. Home Interiors bonds rebounded sharply from what looked like a very difficult situation. The company's founding family and financial sponsor bought back debt at a substantial discount from the open market and contributed preferred equity to the company so that leverage came down to a manageable level. Since the current retail environment is tough, the company will have to continue to rationalize its operations and maintain its sales and cash flow levels to support the debt.

Finally, our investments in the Retail sector also performed well for the Fund. In the last twelve months, the retail environment has been fairly negative in the wake of the weakening economy and slowing consumer spending. Consequently, we positioned the Fund in defensive sub-sectors of retail such as drugstores and do-it-yourself retailers. Drugstores are attractive because same store sales are driven by a secular increase in prescription drug usage, regardless of consumer spending trends. Duane Reade, a drugstore chain in New York City, exemplified these trends, consistently improving earnings and deleveraging its balance sheet. Advance Auto Parts was another key gainer in the period. The company targets the do-it-yourself customer, who is more likely to work on his car than to bring it to the repair shop in a slower economy. In addition to positive sales trends, the company has strong earnings and free cash flow.

Overall, returns in the Cable Television sector were mixed in the six-month period ending March 31, 2001. Within the sector there are three distinguishable subsectors: US incumbent cable firms, US overbuilders and European cable firms.

US Incumbent Cable, a defensive sector, was generally strong during the year, with benchmark names like Charter and Adelphia holding their own despite a tough economy. We bought the bonds of Mediacom LLC, a rural and suburban Multiple System Operator (MSO) that has embarked upon a highly successful upgrade program to stem subscriber losses to satellite providers. On the overbuilding side, RCN Corp. and Knology Holdings struggled because investors questioned whether the firms would hit their operating targets in a timely fashion to eventually generate positive EBITDA. Compounding this, capital expenditures for network builds appeared to be greater than originally forecast by the companies. Both firms additionally have funding gaps, which increased the downside risk, in our view. We eliminated our holding in RCN bonds during the year, but held onto our Knology bonds due to strong ongoing commitment from the equity investors and the presence, we believe, of a related party buyer in the high yield market. Finally, European Cable is best characterized by the plight of United Pan-Europe Communications, a pan-European cable network builder and operator. UPC began the year on a high note, with an equity infusion from Dr. John Malone's Liberty Media and met or exceeded all its operating targets. However, as UPC continued to bleed cash throughout the year and Liberty layered in debt senior to the bonds, it became increasingly clear that the bonds would be restructured at a steep discount, if not entirely equitized. We sold our position in the bonds during the fiscal year.

Several of our investments in the Technology sector were negatively affected by the most dramatic relative and absolute cylical decline that the semiconductor industry has ever experienced. The downturn has affected some of the large and well-capitalized companies, as well as the weaker players. For example, although Amkor is the largest chip packager and tester, out investment was negatively affected because Amkor's business model is more susceptible to cyclical downturns than originally anticipated as it provides excess capacity to the semiconductor manufacturers. In addition, SCG, which is a weaker semiconductor manufacturer, was faced with serious liquidity problems as earnings declined precipitously. We eliminated our positions in both of these bonds early in the third quarter of calendar year 2001 as we saw the cycle declining further and were essentially underweight the sector for the remainder of the period.

Finally, our investments in the Wireline Telecommunications sector negatively impacted the Fund's performance on an absolute basis. Many companies in the sector missed the overly aggressive numbers they had laid out for the street or had to revise down their guidance for future results. Furthermore, companies in the sector are very capital intensive and need access to large amounts of capital to survive; however, with the sharp declines in the equity markets, most of the companies no longer had any means of raising enough capital to fully fund their business plans. Therefore, a vicious cycle ensued whereby the bonds and stocks of these companies traded much lower because investors worried that the companies would not have sufficient access to capital. With lower security prices, the companies found themselves unable to raise more capital, which in turn drove security prices even lower. Recognizing the fundamental problems in this sector, we began eliminating the Fund's positions in the sector in January, 2001 and have had a severe underweight ever since. While these investments hurt the Fund's absolute performance, our significant underweight has been the number one reason for our outperformance this year.

During the period, the Fund was strictly a high yield bond fund, with no emerging markets or common equity exposure. We believe that our research-driven, company-specific investment philosophy, which focuses on total return and relative value, allowed us to take advantage of this attractive market while avoiding many of the problem credits.

Conclusion
While we are currently liquidating and closing the Fund, we remain positive on the High Yield Market. Yields and spreads are at historically wide levels, representing the opportunity for attractive returns for the long-term investor. We believe that in the current environment, investors have the ability to invest in solid companies at discounted prices.

We will continue to monitor the U.S. High Yield Market very closely and hope that you will consider Nomura Corporate Research And Asset Management for all your High Yield investment needs in the future. While past performance is no guarantee of future results, we remain confident in our research-intensive investment strategy that has produced competitive returns.



Robert Levine, CFA
Chairman, President and Portfolio
Manager, Battery Park Funds, Inc.



[PICTURE]

ABOUT THE PORTFOLIO MANAGER

ROBERT LEVINE, CFA, is a Chairman, President and a Director of the Fund. Mr. Levine is also the founder, President and CHief Executive Officer of the Investment Adviser and an Executive Managing Director of Nomura Holding America, Inc., a parent comapny, since 1991. Mr. Levine is Chief Investment Officer for all the Investment Adviser's high yield portfolios. Prior to his present position at the Investment adviser, Mr. Levine was with Kidder, Peabody & Co., Inc. ("KPC") for thirteen years. His most recent position at KPC was President of Kidder, PEabody High Yield Asset Management, Inc., and Managing Director of the Merchant Banking Department and Director of Research at the Kidder,Peabody High Yield Research Department. Prior to the formation of the High Yiel Research Grou[p, Mr. Levine was the Directo of Corporate Bond Research in the Kidder, Peabody Fixed Income Research Department. Prior to that, Mr. Levine was an Analyst with Morgan Comapny Trust Company. He earned his MBA from the Wharton school of Finance and undergraduate degree form the City College of New York.

RISKFACTORS. HIgh yiel bonds, while offering greater total return potential, also posses greater risks than lower yielding higher rated bonds. Please see the Fund's Prospectus.


[GRAPH]


--------------------------------------------------------------------------------------------------------
             Class A Shares        Class Y Shares          Class A Shares         Merrill Lynch High
                                                           with Load              Yield Master II Index*
--------------------------------------------------------------------------------------------------------
 12/96          10,675                 10,679                 10,196                 10,346
--------------------------------------------------------------------------------------------------------
  3/97          10,937                 10,949                 10,446                 10,439
--------------------------------------------------------------------------------------------------------
  6/97          11,592                 11,612                 11,071                 10,962
--------------------------------------------------------------------------------------------------------
  9/97          12,312                 12,342                 11,759                 11,441
--------------------------------------------------------------------------------------------------------
 12/97          12,595                 12,633                 12,030                 11,719
--------------------------------------------------------------------------------------------------------
  3/98          13,201                 13,249                 12,608                 12,067
--------------------------------------------------------------------------------------------------------
  6/98          13,354                 13,411                 12,755                 12,255
--------------------------------------------------------------------------------------------------------
  9/98          12,494                 12,556                 11,933                 11,741
--------------------------------------------------------------------------------------------------------
 12/98          12,590                 12,661                 12,024                 12,065
--------------------------------------------------------------------------------------------------------
  3/99          13,014                 13,097                 12,430                 12,286
--------------------------------------------------------------------------------------------------------
  6/99          12,842                 12,931                 12,265                 12,365
--------------------------------------------------------------------------------------------------------
  9/99          12,592                 12,702                 12,027                 12,201
--------------------------------------------------------------------------------------------------------
 12/99          13,314                 13,437                 12,716                 12,368
--------------------------------------------------------------------------------------------------------
  3/00          13,073                 13,188                 12,486                 12,166
--------------------------------------------------------------------------------------------------------
  6/00          13,237                 13,375                 12,643                 12,245
--------------------------------------------------------------------------------------------------------
  9/00          13,238                 13,368                 12,644                 12,324
--------------------------------------------------------------------------------------------------------
 12/00          12,050                 12,086                 11,509                 11,735
--------------------------------------------------------------------------------------------------------
  3/01          12,814                 12,843                 12,238                 12,414
--------------------------------------------------------------------------------------------------------
  6/01          12,883                 12,920                 12,305                 12,132
--------------------------------------------------------------------------------------------------------
  9/01          12,748                 12,790                 12,175                 11,568
--------------------------------------------------------------------------------------------------------


THIS GRAPH COMPARES A $10,000 INVESTMENT IN THE FUND, MADE AT ITS INCEPTION, WITH A SIMILAR HYPOTHETICAL INVESTMENT INT HE MERRILL LYNCH HIGH YIEL MASTER II INDEX. RESULTS INCLIDE THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PAST PERFORMANCE IS NOT PREDICATIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNSAND PRINCIPAL VALUE MAY VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. THE FUND'S PORTFOLIO MAY DIFFER SIGNIFICANTLY FORMT HE SECURITIES INTHE INDEX. THE INDEX IS UNMANAGED AND THERFORE DOES NOT REFLECT THE COST OF PORTFOLIO MANAGEMENT OR TRADING. IT IS NOT POSSIBLE TO INVEST IN AN INDEX.

FUND PERFORMANCE

                      FOR PERIODS ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
AVERAGE ANNUAL RATE OF RETURN %                 ONE YEAR        SINCE INCEPTIO
                                                                OCTOBER 28, 1996
--------------------------------------------------------------------------------
Battery Park Class Y Shares                     (4.32)%            5.12%
Battery Park Class A Shares                     (3.71)             5.06
Battery Park Class A Shares net of
maximum sales charge (4.50%)                    (8.00)             4.08
Merrill Lynch HIgh Yield Master II Index        (6.14)             3.00
--------------------------------------------------------------------------------

     Note: Total return measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Since the inception date of the Fund, the Advisor voluntarily waived management fees of 0.65% and absorbed expenses of 0.88% (of average net assets) in order to cap expenses at 1.25% for Class A Shares and 1.00% for Class Y Shares. Pursuant to an Expense Waiver and Reimbursement Agreement dated as of November 29, 1999, the Investment Advisor has agreed to the same waiver and reimbursement arrangement for the period beginning October 1, 2001 and ending December 31, 2001.

* Merrill Lynch & Co. The Merrill Lynch High Yiel Master II Index is a publicly reported umanaged composite bechmarkof the hypotential return on investment on approximately 1,332 high yiel debt securities of at least $100 milion ranging in rating from Ba1 to C to Moody's Investor Service Inc., nad BB+ to C by Standard & Poor's. The Index has no cash component or transaction costs and is trader priced. Approximately 10% of the Index is comprised of deferred interest bonds and pay-in-kind bonds in addition to cash pay bonds. Certain of the informationcontained in this presentation has been provided by Merrill Lynch. Any informtion sourced to Merrill Lynch & Co. has been printed by permission, all rights reserved. Copyright 2001 Merrill Lynch


SUMMARY OF PORTFOLIO STATISTICS - AS OF SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
------------------------------    ----------------------------------------
TOP 10                              TOP 10 Issuers
INDUSTRY              % OF          Issuer Description      % of Portofolio
------------------------------    ----------------------------------------
HealthCar             9.94          Trid Hospital                3.48%
Hotel/Motel/INNS an   9.13          Airgate                      2.18%
Building and          8.07          Alliance Imaging             2.05%
Chemical/Plasti       8.04          Resolution Performance       2.05%
Telecommunicati       7.19          AIGAS Inc.                   2.01%
Retailer              5.31          Allied Waste                 1.99%
Utilitie              5.31          Meritage Corp                1.84%
Oil and               4.70          CanWest                      1.80%
Broadcast Radio and   3.84          PSEG Energy                  1.75%
Cable                 3.53          Magellan Health Service      1.69%
          Total      65.23%                    Total            20.84%
------------------------------     -----------------------------------------

----------------------------------     [graph]RATING DISTRIBUTIONS BY S&P
PORTOFLIO CHARACTERISTICS*              BBB-           2.11%
----------------------------------      BB+            6.03%
Modified Duration     5.60 Years        BB             5.78%
Average Maturity      8.15 Years        BB-           10.56%
Average S & P Rating     B              B+            14.75%
30-Day SEC Yield**                      B             24.43%
                                        B-            28.15%
             Class A  8.22%             CCC+           0.30%
Class A Net of Load   7.84%             CCC            6.09%
             Class Y  8.22%             D              0.20%
---------------------------------       NR             1.60%


* Portfolio characteristics exclude cash and cash equivalents which as of September 30, 2001, represented approximately 13.77% of the Fund .

** The Advisor voluntarily waived management fees and absorbed expenses (please refer to note (4) of the Notes to the Financial Statements). Absent the waiver and absorption of fees, the annualized SEC yield for Class A shares (NAV) would have been 6.15%, Class A Shares (net of maximum sales charge) would have been 6.44% and Class Y shares would have been 6.44% and performance returns would have been lower.


Battery ParkSM High Yield Fund
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001
-----------------------------------------------------------------------------------------

ASSETS:

      Investments, at value (cost $15,658,046)                              $ 14,673,188
      Interest receivable                                                        360,958
      Receivable for investments sold                                            194,992
      Receivable from investment adviser                                          13,142
      Other assets                                                                 1,472
      Deferred organizational costs                                                1,410
                                                                            -------------
          Total assets                                                        15,245,162
                                                                            -------------

LIABILITIES:
      Accrued expenses                                                            79,277
      Distributions payable to shareholders                                        7,163
      Payable to distributor                                                         106
                                                                            -------------
          Total liabilities                                                       86,546
                                                                            -------------

NET ASSETS                                                                  $ 15,158,616
                                                                            =============
NET ASSETS CONSIST OF:

      Capital stock (par value $.001, 200,000,000 shares authorized)        $ 21,583,805
      Net unrealized (depreciation) of investments                              (984,858)
      Accumulated net realized (loss) on investments                          (5,586,575)
      Undistributed net investment income                                        146,244
                                                                            -------------
          Total Net Assets                                                  $ 15,158,616
                                                                            -------------

CLASS A:
      Net assets                                                             $ 1,500,127
      Shares outstanding (par value $.001, 25,000,000 shares authorized)         202,520
      Net asset value and redemption price per share                              $ 7.41
      Maximum offering price per share (100/95.50 of $7.41) (1)                   $ 7.76


CLASS Y:
      Net assets                                                            $ 13,658,489
      Shares outstanding (par value $.001, 25,000,000 shares authorized)       1,843,912
      Net asset value, offering and redemption price per share                    $ 7.41



      (1) See "Description of Classes -- Class A Shares" in the Prospectus

                  See Notes to the Financial Statements.




Battery ParkSM High Yield Fund
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2001
----------------------------------------------------------------------------------------

INVESTMENT INCOME:
      Interest income                                                        $1,841,772
      Other Income                                                                1,305
                                                                            ------------
          Total investment income                                             1,843,077
                                                                            ------------

EXPENSES:
      Investment advisory fee                                                   106,058
      Professional fees                                                         103,645
      Shareholder servicing and accounting fees and expenses                     77,785
      Administration fees                                                        55,815
      Amortization of organization costs                                         47,505
      Federal and state registration fees                                        30,265
      Reports to shareholders                                                    17,485
      Directors' fees                                                            15,575
      Custody fees                                                                5,975
      Distribution fee - Class A                                                  4,335
      Miscellaneous expenses                                                      2,660
                                                                            -----------
          Total expenses before waiver and reimbursement                        467,103
          Less: Waiver of expenses and reimbursement from Adviser              (299,202)
                                                                            -----------
             Net expenses                                                       167,901
                                                                            ------------

NET INVESTMENT INCOME                                                         1,675,176
                                                                            ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized (loss) on investments                                     (2,588,644)
      Net change in unrealized appreciation (depreciation) of investments       302,152
                                                                            ------------
          Net (loss) on investments                                          (2,286,492)
                                                                            ------------

NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                            ($611,316)
                                                                            ============

                   See Notes to the Financial Statements.



Battery ParkSM High Yield Fund
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------
                                                                 Year Ended              Year Ended
                                                              September 30, 2001     September 30, 2000
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
      Net investment income                                      $ 1,675,176             $ 2,112,646
      Net realized (loss) on investments                          (2,588,644)               (479,571)
      Net change in unrealized appreciation/
      (depreciation) of investments                                  302,152                (403,304)
                                                                 -------------          -------------
         Net increase (decrease) in net assets
         resulting from operations                                  (611,316)              1,229,771
                                                                 -------------          -------------

CAPITAL SHARE TRANSACTIONS:
      Shares sold                                                  3,125,481               9,887,052
      Shares issued to holders in reinvestment of dividends        1,533,085               1,980,553
      Shares redeemed                                             (4,998,368)            (17,276,932)
                                                                 -------------          -------------
         Net(decrease) in net assets resulting from capital
         share transactions                                         (339,802)             (5,409,327)
                                                                 -------------          -------------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
      From net investment income                                    (189,341)               (276,285)
      From net realized gains                                              -                       -
                                                                 -------------          -------------
         Total distributions to Class A shareholders                (189,341)               (276,285)
                                                                 -------------          -------------

DISTRIBUTIONS TO CLASS Y SHAREHOLDERS:
      From net investment income                                  (1,485,836)             (1,836,361)
      From net realized gains                                              -                       -
                                                                 -------------          -------------
         Total distributions to Class Y shareholders              (1,485,836)             (1,836,361)
                                                                 -------------          -------------

TOTAL (DECREASE) IN NET ASSETS                                    (2,626,295)             (6,292,202)

NET ASSETS:
      Beginning of year                                           17,784,911              24,077,113
                                                                 -------------          -------------
      End of year (including undistributed net investment
      income of $146,244 and $98,739, respectively)             $ 15,158,616            $ 17,784,911
                                                                ==============          =============

                     SEE NOTES TO THE FINANCIAL STATMENTS.


Battery ParkSM High Yield Fund
FINANCIAL HIGHLIGHTS - CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                         Year Ended September 30,
                                                   ---------------------------------------------------------
                                                    2001        2000        1999        1998       1997(1)
                                                   ---------------------------------------------------------
PER SHARE DATA:
  Net asset value, beginning of period                $8.58       $9.00      $10.10    $11.40      $10.00
  Income from investment operations:
    Net investment income                             0.85        0.89        0.80      0.89        0.84
    Net realized and unrealized gain (loss) on       (1.17)      (0.43)      (0.72)    (0.70)        1.40
    investments                                    ----------   ----------  ---------  ----------  ---------
       Total from investment operations              (0.32)       0.46        0.08      0.19        2.24
  Less distributions:
    Dividends from net investment income             (0.85)      (0.88)      (0.79)    (0.91)      (0.84)
    Distributions from net realized gains                 -           -      (0.39)    (0.58)           -
       Total distributions                           (0.85)      (0.88)      (1.18)    (1.49)      (0.84)
                                                   ----------   ----------  ---------  ----------  ---------
  Net asset value, end of period                      $7.41       $8.58       $9.00    $10.10      $11.40
                                                   ==========   ==========  =========  ==========  =========

TOTAL RETURN (2)                                     (3.71)%       5.10%       0.77%     1.50%      23.13%(3)

SUPPLEMENTAL DATA AND RATIOS:
  Ratios of net expenses to average net assets:
    Before expense reimbursement                      3.09%       2.49%       2.22%     2.92%       4.04%(4)
    After expense reimbursement                       1.25%       1.25%       1.25%     1.25%       1.25%(4)
  Ratio of net investment income to average net assets:
    Before expense reimbursement                      8.35%       8.37%       7.33%     6.77%       5.87%(4)
    After expense reimbursement                      10.19%       9.60%       8.30%     8.44%       8.66%(4)
  Net assets, in thousands, end of period            $1,500      $1,947      $4,211    $3,894      $1,829
  Portfolio turnover rate (5)                          228%        260%        178%      190%        236%


(1) Reflects operations for the period from October 28, 1996 (date of initial public offering) to September 30, 1997. For the period from September 16, 1996 (start of business) to October 27, 1996, the investment income was distributed to the Fund's Adviser.
(2)  Based on net asset value, which does not reflect the sales charge.
(3)  Not annualized
(4)  Computed on an annualized basis.
(5) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                     SEE NOTES TO THE FINANCIAL STATEMENTS.

Battery ParkSM High Yield Fund
FINANCIAL HIGHLIGHTS - CLASS Y SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                      Year Ended September 30,
                                                ----------------------------------------------------------
                                                   2001        2000        1999        1998      1997 (1)
                                                ----------   ----------  ----------  ---------  ----------
PER SHARE DATA:
  Net asset value, beginning of period             $8.58       $9.01      $10.10     $11.40     $10.00
  Income from investment operations:
     Net investment income                          0.82        0.92        0.76       0.93       0.86
                                                 --------     --------    -------    -------    --------
     Net realized and unrealized gain/(loss) on   (1.19)      (0.45)      (0.64)     (0.71)       1.40
     investments
       Total from investment operations           (0.37)        0.47        0.12       0.22       2.26
  Less distributions:
     Dividends from net investment income         (0.80)      (0.90)      (0.82)     (0.94)     (0.86)
     Distributions from net realized gains             -           -      (0.39)     (0.58)          -
                                                 --------     -------     -------    -------    --------
       Total distributions                        (0.80)      (0.90)      (1.21)     (1.52)     (0.86)
                                                 --------     -------     -------    -------    --------
  Net asset value, end of period                   $7.41       $8.58       $9.01     $10.10     $11.40
                                                 ========     =======     =======    =======    ========

TOTAL RETURN (2)                                  (4.32)%       5.25%       1.13%      1.76%     23.41%(3)

SUPPLEMENTAL DATA AND RATIOS:
  Ratios of net expenses to average net assets:
     Before expense reimbursement                  2.84%       2.36%       1.83%      2.67%      3.87%(4)
     After expense reimbursement                   1.00%       1.00%       1.00%      1.00%      1.00%(4)
  Ratio of net investment income to average net assets:
     Before expense reimbursement                  8.47%       8.60%       7.72%      6.96%      5.86%(4)
     After expense reimbursement                  10.31%       9.94%       8.55%      8.63%      8.73%(4)
  Net assets, in thousands, end of period        $13,658     $15,837     $19,866    $16,158    $13,361
  Portfolio turnover rate (5)                       228%        260%        178%       190%       236%



(1) Reflects operations for the period from October 28, 1996 (date of initial public offering) to September 30, 1997. For the period from September 16, 1996 (start of business) to October 27, 1996, the investment income was distributed to the Fund's Adviser.
(2)  Based on net asset value, which does not reflect the sales charge.
(3)  Not annualized
(4)  Computed on an annualized basis.
(5) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


                     See Notes to the Financial Statements.


BATTERY PARKSM HIGH YIELD FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001

  Principal
   Amount                                                                               Value
   ------                                                                              -------
                CORPORATE BONDS -- 82.00%
             -------------------------------------------------------------------
             Aerospace - 0.37%
$ 85,000     BE Aerospace Incorporated, 8.875%, 5/15/2011(5)                          $  56,100
                                                                                      ------------
                                                                                         56,100
                                                                                      ------------
             Broadcast Radio & Television -- 3.84%
 200,000     Lin Television Corporation, 8.000%, 1/15/2008(1)(acquired
             06/07/01, cost $192,808)                                                   192,000
 200,000     Nextmedia Operating Incorporated, 10.750%, 7/01/2011(1)(acquired
             06/28/01, cost $197,020)                                                   192,000
 200,000     Radio One Incorporated, 8.875%, 7/01/2011(1)(acquired 05/04/01,
             cost $200,000)                                                             198,000
                                                                                      ------------
                                                                                        582,000
                                                                                      ------------
             Building and Development -- 8.07%
  75,000     Crown Castle International Corporation, 10.625%, 11/15/2007(2)(3)           58,500
 100,000     Crown Castle International Corporation, 9.375%, 8/01/2011(5)                85,000
 100,000     D.R. Horton, Inc., 9.750%, 09/15/2010                                       97,500
 150,000     KB Home Corporation, 9.500%, 2/15/2011                                     142,500
 250,000     LNR Property Corp., 10.500%, 1/15/2009                                     243,750
 300,000     Meritage Corporation, 9.750%, 6/01/2011(5)                                 279,000
 200,000     Nortek Incorporated, 9.875%, 6/15/2011(1)(acquired 06/07/01, cost
             $197,818)                                                                  174,000
 150,000     Schuler Homes Corporation, 10.500%, 7/15/2011(1) (acquired
             08/14/01, cost $154,875)                                                   143,250
                                                                                      ------------
                                                                                      1,223,500
                                                                                      ------------
             Business Equiptment and Services -- 2.14%
 250,000     Buhrman US Incorporated, 12.250%, 11/01/2009                               222,500
 100,000     Iron Mountain, 8.625%, 4/01/2013                                           101,500
                                                                                       -----------
                                                                                        324,000
                                                                                       -----------

             Cable Television -- 3.53%
 250,000     Adelphia Communications, 10.250%, 06/15/2011                               218,750
 200,000     Charter Communication Holdings, LLC, 10.750%, 10/01/2009                   200,000
 350,000     Knology Holdings, 0/11.875%, 10/15/2007 (2)(3)                             117,250
                                                                                      ------------
                                                                                        536,000
                                                                                      ------------

             Chemicals / Plastics -- 8.04%
 175,000     Acetex Corporation, 10.875%, 08/01/2009(1) (acquired 08/01/01,
             cost $175,875)                                                             168,875
 300,000     Airgas Incorporated, 9.125%, 10/01/2011(1) (acquired 07/25/01,
             cost $304,719)                                                             304,500
 225,000     Huntsman ICI Chemicals, 10.125%, 07/01/2009                                194,625
 250,000     ISP Chemco, 10.250%, 7/01/2011(1) (acquired 07/24/01, cost
             $248,750)                                                                  241,250
 300,000     Resolution Performance, 13.500%, 11/15/2010                                310,500
                                                                                      ------------
                                                                                      1,219,750
                                                                                      ------------

             Cosmetics and Toiletries - 2.01%
 100,000     Armkel LLC, 9.500%, 8/15/2009(1) (acquired 08/15/01, cost $100,615)        101,750
 200,000     Playtex Products Incorporated, 9.375%, 6/01/2011(5)                        203,000
                                                                                      ------------
                                                                                        304,750
                                                                                      ------------

             Ecological Services and Equiptment -- 1.99%
 300,000     Allied Waste NA, 10.000%, 08/01/2009                                       301,500
                                                                                      ------------
                                                                                        301,500
                                                                                      ------------

             Electronics / Electric -- 0.79%
 150,000     Amkor Technologies, Inc., 9.250%, 2/15/2008                                120,000
                                                                                      ------------
                                                                                        120,000

             Financial Intermediaries -- 1.19%
 200,000     Blum CB Corporation, 11.250%, 6/15/2011(1)(acquired 05/31/01, cost
             $197,056)                                                                  181,000
                                                                                      ------------
                                                                                        181,000

BATTER PARK(SM) HIGH YIELD FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001

  Principal
   Amount                                                                                 Value
   ------                                                                             ------------
             Food / Drug Retailers -- 4.42%
$250,000     Duane Reade, Inc., 9.250%, 2/15/2008                                     $ 243,750
 200,000     Fleming Companies Incorporated, 10.125%, 4/01/2008(5)                      205,000
 250,000     Rite Aid Corporation, 7.625%, 4/15/2005                                    221,250
                                                                                      ------------
                                                                                        670,000
                                                                                      ------------
             Food Products -- 0.83%
 125,000     Pilgrims Pride Corporation, 9.625%, 9/15/2011                              126,250
                                                                                      ------------
                                                                                        126,250

             Healthcare -- 9.94%
 100,000     Advance PCS,  8.50%, 4/01/2008                                             101,250
 300,000     Alliance Imaging Corporation, 10.375%, 04/15/2011(5)                       311,100
 200,000     Davita Incorporated, 9.250%, 4/15/2011(5)                                  207,000
  50,000     HCA - The Healthcare Company,  7.875%, 02/01/2011                           51,500
 250,000     Magellan Health Services, 9.375%, 11/15/2007(1)(acquired 05/23/01,         256,250
             cost $250,000)
  50,000     Omnicare Incorporated, 8.125%, 3/15/2011(1)(acquired 03/15/01,              51,875
             cost $50,000)
 250,000     Triad Hospitals Holdings, 11.000%, 5/15/2009                               270,625
 250,000     Triad Hospitals Incorporated, 8.750%, 5/01/2009(5)                         257,500
                                                                                      ------------
                                                                                      1,507,100

             Home Furnishings - 0.62%
 100,000     Sealy Mattress Corporation, 9.875%, 12/15/2007(1)(acquired                  93,500
             04/04/01, cost $102,000)                                                 ------------
                                                                                         93,500
                                                                                      ------------
             Hotels / Motels / Inns & Casinos -- 9.13%
 200,000     Alliance Gaming Corporation, 10.000%, 08/01/2007                           191,000
 100,000     Aztar Corporation, 9.000%,  8/15/2011(1) (acquired 07/17/01, cost           97,000
             $100,000)
 250,000     Felcor Lodging LP, 8.500%, 6/01/2011(1) (acquired 05/24/01, cost           226,250
             $247,930)
 100,000     Herbst Gaming Incoporated, 10.750%, 9/01/2008(1) (acquired                  93,000
             08/14/01, cost $98,250)
 225,000     Hollywood Casino Corporation, 11.250%, 5/01/2007                           228,375
 200,000     Pinnacle Entertainment Corporation, 9.500%, 8/01/2007                      169,000
  75,000     Park Place Entertainment, 8.125%, 5/15/2011(5)                              69,000
 200,000     Penn National Gaming Incorporated, 11.125%, 3/01/2008(5)                   202,500
 125,000     Sun International Hotels, 8.875%, 8/15/2011(1) (acquired 08/09/01,         107,500
             cost $125,000)                                                           ------------
                                                                                      1,383,625
                                                                                      ------------
             Oil & Gas -- 4.70%
 150,000     Baytex Energy Limited, 10.500%, 02/15/2011(5)                              147,375
 200,000     Comstock Resources Incorporated, 11.250%, 5/01/2007                        199,000
 200,000     Denbury Management, Inc., 9.000%, 3/1/2008                                 181,000
  50,000     Nuevo Energy Corporation, 9.375%, 10/01/2010                                46,500
 150,000     SESI, LLC, 8.750%, 5/15/2011                                               138,000
                                                                                      ------------
                                                                                        711,875
                                                                                      ------------

Principal
  Amount                                                                                 Value
 -------                                                                              ------------
             Publishing -- 2.80%
$150,000     Yell Finance BV, 10.750%, 8/01/2011                                      $ 151,500

 275,000     Canwest Media Incorporated, 10.625%, 5/15/2011(1)
             (acquired 225,000 par value 05/10/01, cost $225,537, 50,000 par
             value 05/16/01, cost $50,688)                                              272,250
                                                                                      ------------
                                                                                        423,750
                                                                                      ------------
             Retailers -- 5.31%
 250,000     Advance Stores Co., Inc., 10.250%, 4/15/2008                               236,250
 250,000     Autonation Incorporated, 9.000%, 8/1/2008(1) (acquired 08/01/01,           241,250
             cost $246,828)
 200,000     Michaels Stores Incorporated, 9.250%, 7/01/2009(5)                         201,000
 175,000     Saks Incorporated,  8.250%, 11/15/2008                                     126,000
                                                                                      ------------
                                                                                        804,500
                                                                                      ------------
             Telecommunications -- 6.67%
 400,000     Airgate PCS Inc., 0/13.500%, 10/1/2009 (2)(3)                              256,000
 250,000     Alamosa Delaware PCS, 12.500%, 2/01/2011(5)                                223,750
 200,000     IWO Holdings Incorporated, 14.000%, 1/15/2011(5)                           169,000
 500,000     Rhythms NetConnections Inc., 14.000%, 2/15/2010(2)(4)                       27,500
 100,000     Telecorp PCS, Inc., 10.625%, 07/15/2010                                     88,500
 250,000     Triton PCS Incorporated, 9.375%, 2/01/2011                                 245,625
                                                                                      ------------
                                                                                      1,010,375
                                                                                      ------------
             Transportation -- 0.45%
  75,000     Gulfmark Offshore Corporation, 8.750%, 6/01/2008                            68,625
                                                                                      ------------
                                                                                         68,625
                                                                                      ------------
             Utilities -- 5.16%
 200,000     AES Corporation, 8.750%, 06/15/2008                                        173,500
 100,000     Amerigas Partnership, 8.875%, 5/20/2011(1) (acquired 08/16/01,             101,000
 250,000     Calpine Corp., 8.500%, 02/15/2011                                          242,783
 250,000     PSEG Energy Holdings, 8.625%, 2/15/2008(1)(acquired 02/01/01, cost         264,663
             $249,023)                                                                ------------
                                                                                        781,946
                                                                                      ------------

                Total Corporate Bonds (Cost $13,113,028)                            $12,430,146
                                                                                    --------------

  Principal
   Amount                                                                                Value
   ------    SHORT TERM INVESTMENTS -- 13.77%                                       --------------
             --------------------------------------------------------------
2,087,000    General Electric Capital Corp., 3.000%, 10/01/01                       $ 2,087,000
      185    American Family Demand Note, 2.316%, 10/01/01                                  185
      439    Wisconsin Credit Union Demand Note, 2.336%, 10/01/01                           439
                                                                                    --------------

           Total Demand Note (Cost $2,087,624)                                      $ 2,087,624
                                                                                    --------------

 Number
of Shares                                                                                Value
---------    COMMON STOCKS AND WARRANTS-- 1.03%                                       ------------
             -------------------------------------------------------------------
             Cable TV - 0.01%
     500     Optel, Inc.(2) (4)(acquired 300, 08/06/97 200, 08/07/97, cost $0)     $          5
                                                                                   ---------------
                                                                                              5
                                                                                   ---------------
             Telecommunications - 0.52%
     800     Airgate PCS Inc. - Warrants(2)                                              73,700
     750     IPCS Inc. - Warrants(1)(2)(acquired 06/29/00, cost $0)                      37,594
     200     IWO Holdings Incorporated Warrants(1)(2)(acquired 08/23/01, cost $0)        14,025
     750     Leap Wireless - Warrants(1)(2)(acquired 7/06/00, cost $0)                   30,094
                                                                                   --------------
                                                                                        155,413
                                                                                   ---------------
           Total Common Stocks and Warrants(Cost $457,394)                              155,418
                                                                                   ---------------

           TOTAL INVESTMENTS -- 96.80%
           (Cost $15,658,046)                                                        14,673,188
                                                                                   ---------------
           Other Assets in Excess of Liabilities -- 3.20%                               485,428
                                                                                   ---------------

           TOTAL NET ASSETS - 100.0%                                               $ 15,158,616
                                                                                   ===============

     (1) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Directors. At September 30, 2001, these securities amounted to $3,590,876 which represents 23.69% of net assets.

     (2)  Non-income producing security.

     (3)  Denotes a step feature, with the rate representing the future coupon.

     (4)  Deemed Illiquid

     (5) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

Battery ParkSM High Yield Fund
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2001


1.   ORGANIZATION

     Battery Park Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-ended management investment company. The Company consists of one portfolio. The financial statements included herein are only those of Battery Park High Yield Fund (the "Fund"), a diversified portfolio. The Fund offers two classes of shares: Class A Shares and Class Y Shares. The Fund's investment objective is to provide shareholders with high total return, consisting of current income and capital appreciation. Organizational expenses of $213,984 and $13,290 were borne initially by Nomura Corporate Research and Asset Management Inc., the Fund's investment adviser (the "Adviser"), and Federated Services Company ("FServ"), respectively. The Fund has reimbursed the Adviser and FServ for these expenses. These expenses have been fully amortized as of October 11, 2001. The period of benefit did not exceed sixty months.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.


     A) INVESTMENT VALUATIONS. Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Securities for which market quotations are not readily available, and securities which are restricted as to resale are valued at fair value under criteria established by the Board of Directors.

     B) INCOME AND EXPENSES. Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). The Fund is charged expenses directly such as advisory, administration and certain shareholder service fees. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares at the beginning of the day (after adjusting for the current capital share activity of the respective class). In November 2000 the American Institute of Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("the Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and requires investment companies to amortize premiums and accrete discounts on fixed income securities. Due to the Fund's planned liquidation (see note 6), this accounting change is expected to have no impact on the Fund.

     C) DISTRIBUTION TO SHAREHOLDERS. Dividends from net investment income are declared daily prior to the determination of net asset value on that day and paid monthly. Distributions of net realized capital gains, if any, are declared at least annually.

     D) FEDERAL INCOME TAXES. Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

          Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for the deductibility of organizational costs. The following reclassifications have been made to the financial statements.


                             Increase (Decrease)
          ----------------------------------------------------------------------
                              Undistributed Net       Accumulate Realized
          Paid-In Capital     Investment Income       Loss on Investments
          ----------------------------------------------------------------------
          $ (47,505)          $ 47,505                 $      -
          ----------------------------------------------------------------------

     E) WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the day following the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     F) RESTRICTED SECURITIES. Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value under criteria established by the Board of Directors.

     G) USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     H)   OTHER. Investment transactions are accounted for on the trade date.

3.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund were as follows:

                                                       Class A

                                       Year ended                    Year ended
                                   September 30, 2001            September 30, 2000
                              ---------------------------    ---------------------------
                                 Amount         Shares          Amount         Shares
                              ------------   ------------    ------------   ------------
Shares sold                   $   658,892         84,563      $  345,204         38,780
Shares issued to holders in
 reinvestment of dividends         62,458          8,038         139,638         15,509
Shares redeemed                  (927,793)      (117,034)     (2,685,738)      (295,022)
                              ------------   ------------    ------------   ------------
       Net decrease            $ (206,443)       (24,433)    $(2,200,896)      (240,733)
                              ============   ============    ============   ============

                                                       Class Y
                                       Year ended                    Year ended
                                   September 30, 2001             September 30, 2000
                              ---------------------------    ---------------------------
                                 Amount         Shares          Amount         Shares
                              ------------   ------------    ------------   ------------
Shares sold                   $ 2,466,589        322,503      $9,541,848      1,064,410
Shares issued to holders in
 reinvestment of dividends      1,470,627        189,531       1,840,915        205,624
Shares redeemed                (4,070,576)      (513,201)    (14,591,194)    (1,630,621)
                              ------------   ------------    ------------   ------------
       Net decrease            $ (133,360)        (1,167)    $(3,208,431)      (360,587)
                              ============   ============    ============   ============


4.   INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     A) INVESTMENT ADVISORY FEE. Nomura Corporate Research and Asset Management Inc., the Fund's investment adviser (the "Adviser"), is entitled to receive for its services an annual investment advisory fee equal to 0.65% of the Fund's average daily net assets. Pursuant to an Expense Waiver and Reimbursement Agreement dated as of November 29, 1999, the Adviser has agreed to waive its entire fee and reimburse certain operating expenses certain operating expenses of the Fund to ensure expenses do not exceed 1.25% and 1.00% of average daily net assets for class A and class Y shares, respectively, for the fiscal year of the Fund beginning October 1, 2001 the Adviser has agreed to waive its fees and reimburse the Fund to ensure expenses do not exceed 1.00% until December 31, 2001. For the period ended September 30, 2001, the Adviser has waived fees and reimbursed expenses in the amount of $299,202.

     B) DISTRIBUTION SERVICES FEE. The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Nomura Securities International, Inc. (the "Distributor"), from the net assets of the Fund's Class A shares to finance activities intended to result in the sale of the Fund's Class A shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of Class A shares annually to compensate the Distributor. The Distributor may voluntarily choose to waive any portion of its fee. The Distributor can modify or terminate any such voluntary waiver at any time at its sole discretion. As of September 1, 2001 the 12b-1 plan has been discontinued.

     C) AGREEMENTS. Firstar Mutual Fund Services, LLC ("Firstar") serves as transfer agent, administrator, and accounting services agent for the Fund, and Firstar Bank, N.A. serves as custodian for the Fund. Certain officers of Firstar are also officers of the Fund, and are not compensated by the Fund.

5.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended September 30, 2001, were as follows:

                                       Purchases                   Sales
     ---------------------------------------------------------------------
     U.S. Government Securities               -                         -
     ---------------------------------------------------------------------
     Other                          $34,166,256               $36,694,945
     ---------------------------------------------------------------------

     At September 30, 2001, gross unrealized appreciation and depreciation of investments for federal income tax purposes was as follows:


     ---------------------------------------------------------------------
     Appreciation                                                $245,784
     ---------------------------------------------------------------------
     ---------------------------------------------------------------------
     (Depreciation)                                           ($1,232,142)
     ---------------------------------------------------------------------
     ---------------------------------------------------------------------
     Net unrealized depreciation on investments                 ($986,358)
     ---------------------------------------------------------------------

     At September 30, 2001, the cost of investments for federal income tax purposes was $ 15,659,546

6.   SUBSEQUENT EVENT

     Subsequent to the fiscal year end, the shareholders of the Fund voted to approve the liquidation of the Fund and dissolution of the Company, as set forth in a Plan of Liquidation and Dissolution adopted by the Company's Board of Directors. Management of the Fund intends to complete the liquidation and dissolution prior to December 31, 2001.




                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Battery Park Funds, Inc:

We have audited the accompanying statement of assets and liabilities of the Battery Park High Yield Fund (the "Fund"), a series of Battery Park Funds, Inc., including the schedule of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from October 28, 1996 to September 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Battery Park High Yield Fund as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from October 28, 1996 to September 30, 1997, in conformity with accounting principles generally accepted in the United States of America.

As disclosed in Note 6 to the financial statements, subsequent to September 30, 2001, the shareholders of the Fund voted and approved the liquidation of the Fund and dissolution of the Battery Park Funds, Inc., as set forth in a Plan of Liquidation and Dissolution adopted by the Board of Directors. Management of the Fund intends to complete the liquidation and dissolution prior to December 31, 2001.


/s/Deloitte & Touche LLP
---------------------------------
Chicago, Illinois
November 20, 2001